UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: April 25, 2024

(Date of earliest event reported)

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
1-3382	DUKE ENERGY PROGRESS, LLC (an North Carolina limited liability company) 411 Fayetteville Street Raleigh, North Carolina 27601 704-382-3853	56-0165465
333-276553-01	DUKE ENERGY PROGRESS SC STORM FUNDING LLC (a Delaware limited liability company) 411 Fayetteville Street Raleigh, North Carolina 27601 704-382-3853	99-0724467

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On April 25, 2024, Duke Energy Progress SC Storm Funding LLC (the “Issuing Entity”) issued $177,365,000 of Series A Senior Secured Storm Recovery Bonds (the “Storm Recovery Bonds”), pursuant to an Indenture and Series Supplement (together, the “Indenture”), each dated as of April 25, 2024. The Storm Recovery Bonds were offered pursuant to the Prospectus dated April 16, 2024. In connection with this issuance of the Storm Recovery Bonds, Duke Energy Progress, LLC and the Issuing Entity are filing the exhibits listed in Item 9.01, which are annexed hereto as exhibits to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
4.1	Indenture between Duke Energy Progress SC Storm Funding LLC and the Indenture Trustee (including forms of the Senior Secured Storm Recovery Bonds) dated as of April 25, 2024

4.2	Series Supplement between Duke Energy Progress SC Storm Funding LLC and the Indenture Trustee, dated as of April 25, 2024

5.1	Opinion of Hunton Andrews Kurth LLP with respect to legality

10.1	Storm Recovery Property Servicing Agreement between Duke Energy Progress SC Storm Funding LLC and Duke Energy Progress, LLC, as Servicer, dated as of April 25, 2024

10.2	Storm Recovery Property Purchase and Sale Agreement between Duke Energy Progress SC Storm Funding LLC and Duke Energy Progress, LLC, as Seller, dated as of April 25, 2024

10.3	Administration Agreement between Duke Energy Progress SC Storm Funding LLC and Duke Energy Progress, LLC, as Administrator, dated as of April 25, 2024

10.4	Intercreditor Agreement, among Duke Energy Progress, LLC, Duke Energy Progress SC Storm Funding LLC, Duke Energy Progress NC Storm Funding, LLC, Duke Energy Progress Receivables LLC, The Bank Of New York Mellon Trust Company, National Association, U.S. Bank Trust Company, National Association and MUFG Bank, LTD, dated April 25, 2024

10.5	Joinder Agreement to the Amended and Restated Intercreditor Agreement, dated December 20, 2013, between Duke Energy Progress SC Storm Funding LLC and U.S. Bank Trust Company, National Association, dated April 25, 2024

23.1	Consent of Hunton Andrews Kurth LLP (included as part of its opinions filed as Exhibit 5.1 and Exhibit 99.1)

23.2	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz P.C. (included as part of its opinion filed as Exhibit 99.2)

99.1	Opinion of Hunton Andrews Kurth LLP with respect to U.S. constitutional matters

99.2	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz P.C. with respect to South Carolina constitutional matters

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

DUKE ENERGY PROGRESS, LLC

	By:	/s/ Robert T. Lucas III
Robert T. Lucas III
Dated: April 25, 2024		Assistant Secretary

DUKE ENERGY PROGRESS SC STORM FUNDING LLC

	By:	/s/ Robert T. Lucas III
Robert T. Lucas III
Dated: April 25, 2024		Secretary